                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                      No. 1

                                 CURRENT REPORT

                               ------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 10, 2001

                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MARYLAND
                            (STATE OF INCORPORATION)

                  1-13199                              13-3956775
         (COMMISSION FILE NUMBER)               (IRS EMPLOYER ID. NUMBER)

           420 Lexington Avenue                           10170
            New York, New York                         (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 594-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant herby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K/A No.1, dated January 10, 2001 (filed with the Securities and Exchange Commission on January 25, 2001), as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) FINANCIAL STATEMENTS OF PROPERTY ACQUIRED AND PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Pro Forma Balance Sheet
         (Unaudited) as of December 31, 2000 .............................    F4

Pro Forma Income Statement
         (Unaudited) for the year ended December 31, 2000 ................    F5

Notes to Pro Forma Financial Information .................................    F6

Report of Independent Auditors ...........................................    F7

Statement of Revenues and Certain Expenses of One Park Avenue
         for the year ended December 31, 2000 ............................    F8

Notes to Statement of Revenues and Certain Expenses ......................    F9

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SL GREEN REALTY CORP.

                                                  By:   /s/ Thomas E. Wirth
                                                  ----------------------------
                                                  Thomas E. Wirth
                                                  Chief Financial Officer

Date: March 26, 2001


                                       F2

                              SL GREEN REALTY CORP.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         The unaudited pro forma consolidated balance sheet of SL Green Realty Corp. (the "Company") as of December 31, 2000 has been prepared as if the Company's acquisition of the fee and mortgage interests of One Park Avenue ("One Park") had been consummated on December 31, 2000. The unaudited pro forma consolidated income statement for the year ended December 31, 2000 is presented as if the Company's acquisition of One Park occurred on January 1, 2000 and the effect was carried forward through the year.

         On September 29, 2000, the Company announced that it had signed an agreement to acquire various ownership and mortgage interests in the 913,000 square foot, 20-story office building at One Park Avenue, New York, New York. The purchase was consummated on January 10, 2001. The property One Park is located between 32nd and 33rd Streets in the Grand Central sub-market of midtown Manhattan.

         The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of One Park had occurred on January 1, 2000 and period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 2000 Annual Report on Form 10-K.


                                       F3

                              SL GREEN REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                    SL GREEN REALTY CORP.   PURCHASE OF         COMPANY
                                                         HISTORICAL          ONE PARK          PRO FORMA
                                                             (A)                (B)           AS ADJUSTED
ASSETS:
Commerical real estate properties at cost:
Land and land interests                                 $   125,572         $   46,768        $   172,340
Buildings and improvements                                  618,637            187,074            805,711
Building leasehold                                          139,393                               139,393
Property under capital lease                                 12,208                                12,208
                                                        -----------         ----------        -----------
                                                            895,810            233,842          1,129,652
Less accumulated depreciation                               (78,432)                              (78,432)
                                                        -----------         ----------        -----------
                                                            817,378            233,842          1,051,220
Properties held for sale                                     10,895                                10,895
Cash and cash equivalents                                    10,793                                10,793
Restricted cash                                              86,823                                86,823
Tenant and other receivables,
net of allowance of $1,723                                    7,580                                 7,580
Related party receivables                                       917                                   917
Deferred rents receivable, net of
allowance for tenant credit loss of $4,860                   45,816                                45,816
Investment in and advances to affiliates                      6,373                                 6,373
Mortgage loans receivable and preferred
equity investment, net of $3,321 discount                    51,293                                51,293
Investments in unconsolidated joint ventures                 65,031                                65,031
Deferred costs, net                                          40,113                                40,113
Other assets                                                 18,142                                18,142
                                                        -----------         ----------        -----------
    Total Assets                                        $ 1,161,154         $  233,842        $ 1,394,996
                                                        ===========         ==========        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                  $   414,342         $  150,000        $   564,342
Revolving credit facilities                                  46,374             83,842            130,216
Accrued interest payable                                      2,349                                 2,349
Accounts payable and accrued expenses                        24,818                                24,818
Deferred compensation awards                                  2,833                                 2,833
Deferred revenue                                              1,112                                 1,112
Capitalized lease obligations                                15,303                                15,303
Deferred land lease payable                                  13,158                                13,158
Dividend and distributions payable                           12,678                                12,678
Security deposits                                            19,014                                19,014
                                                        -----------         ----------        -----------
    Total liabilities                                       551,981            233,842            785,823
Commitments and Contingencies
Minority interest in Operating Partnership                   43,326                                43,326
  8% Preferred Income Equity
  Redeemable SharesSM $0.01 par
  value $25.00 mandatory liquidation
  preference, 25,000 authorized and 4,600
  outstanding at December 31, 2000                          110,774                               110,774
STOCKHOLDERS' EQUITY
Common stock, $0.01 par value
  100,000 shares authorized,
  24,516 issued and outstanding at
  December 31, 2000                                             246                                   246
Additional paid - in capital                                428,698                               428,698
Deferred compensation plans                                  (5,037)                               (5,037)
Retained earnings in excess of earnings                      31,166                                31,166
                                                        -----------         ----------        -----------
    Total stockholders' equity                              455,073                               455,073
                                                        -----------         ----------        -----------
    Total liabilities and stockholders' equity          $ 1,161,154         $  233,842        $ 1,394,996
                                                        ===========         ==========        ===========

    The accompanying notes are an integral part of these pro forma financial statements.


                                       F4

                              SL GREEN REALTY CORP.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                          SL GREEN REALTY   ONE PARK        PRO FORMA      COMPANY
                                                          CORP HISTORICAL  ACQUISITION    ADJUSTMENTS     PRO FORMA
                                                               (A)             (B)
REVENUES
Rental revenue                                               $ 189,048     $   24,963    $        900(C) $ 214,911
Escalation and reimbursement revenues                           24,732          5,610                       30,342
Signage rent                                                     2,137                                       2,137
Investment income                                               13,271                                      13,271
Other income                                                     1,135            274                        1,409
                                                             ---------     ----------    ------------    ---------
    Total revenues                                             230,323         30,847             900      262,070
                                                             ---------     ----------    ------------    ---------
EXPENSES
Operating expenses including $4,644 to affiliates               54,644          6,751                       61,395
Real estate taxes                                               28,850          4,380                       33,230
Ground rent                                                     12,660                                      12,660
Interest                                                        40,431                         16,474(D)    56,905
Depreciation and amortization                                   32,511                          4,677(E)    37,188
Marketing, general and administrative                           11,561                                      11,561
                                                             ---------     ----------    ------------    ---------
    Total expenses                                             180,657         11,131          21,151      212,939
                                                             ---------     ----------    ------------    ---------
Income before equity in net income from
 affiliates, equity in net income of
  unconsolidated joint ventures, gain
  on sale, minority interest and
  extraordinary items                                           49,666         19,716         (20,251)      49,131
Equity in net income from affiliates                               378                                         378
Equity in net income of unconsolidated
  joint ventures                                                 3,108                                       3,108
Equity in net gain on sale of joint
  venture property                                               6,025                                       6,025
Gain on sale of rental property/preferred
  investment                                                    35,391                                      35,391
Minority interest                                               (7,430)        (1,696)          1,742(F)    (7,384)
Extraordinary items, net of minority
  interest of $81                                                 (921)                                       (921)
                                                             ---------     ----------    ------------    ---------
Net income                                                      86,217         18,020         (18,509)      85,728
Preferred stock dividends                                       (9,200)                                     (9,200)
Preferred stock accretion                                         (426)                                       (426)
                                                             ---------     ----------    ------------    ---------
  Net income available to common shareholders                $  76,591     $   18,020    $    (18,509)   $  76,102
                                                             =========     ==========    ============    =========
BASIC EARNINGS PER SHARE:(G)
  Net income before gain on sale and
  extraordinary item                                         $    1.48                                   $    1.46
  Gain on sales                                                   1.70                                        1.70
  Extraordinary items                                            (0.04)                                      (0.04)
                                                             ---------                                   ---------
Net income                                                   $    3.14                                   $    3.12
                                                             =========                                   =========
DILUTED EARNINGS PER SHARE:(G)
  Net income before gain on sale and
    extraordinary item                                       $    1.66                                   $    1.65
  Gain on sales                                                   1.30                                        1.30
  Extraordinary items                                            (0.03)                                      (0.03)
                                                             ---------                                   ---------
Net income                                                   $    2.93                                   $    2.92
                                                             =========                                   =========
Basic weighted average common shares outstanding                24,373                                      24,373
                                                             =========                                   =========
Diluted weighted average common shares and
  common share equivalents outstanding                          31,818                                      31,818
                                                             =========                                   =========

    The accompanying notes are an integral part of these pro forma financial statements


                                       F5

                              SL GREEN REALTY CORP.
                          YEAR ENDED DECEMBER 31, 2000

                                   (UNAUDITED)

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(A) To reflect the consolidated balance sheet of SL Green Realty Corp. as reported on Form 10-K at December 31, 2000.

(B) To reflect the January 10, 2001 purchase price allocation for the Company's acquisition of the property located at One Park as of December 31, 2000 for $233.8 million. There was no independent valuation performed on this property. The purchase was financed through a $150 million mortgage note collateralized by One Park with the remainder financed through the Company's revolving credit facility.

         The mortgage interests have been recorded as a property since the mortgage interest provides the Company with all the cash flow from the property's operations.

                NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT

(A) To reflect the consolidated statement of income of SL Green Realty Corp. for the year ended December 31, 2000 as reported on the Company's Annual Report on Form 10-K

(B) To reflect the historical operations of One Park for the year ended December 31, 2000.

(C) Rental income from One Park adjusted to reflect straight line amounts as of January 1, 2000.

(D) To reflect the interest expense for borrowings under the mortgage note financing secured by One Park ($150 million at 7.07%) and under the Company's revolving credit facility ($83.8 million at 7.0%).

(E) To reflect straight line depreciation for One Park based on an estimated useful life of 40 years.

(F) To reflect the minority shareholders interest of 8.6% in the operating partnership.

(G) Basic income per common share is calculated based on 24,373 weighted average common shares outstanding and diluted income per common share is calculated based on 31,818 weighted average common shares and common share equivalents outstanding.


                                       F6

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of the property located at One Park Avenue, as described in Note 1, for the year ended December 31, 2000. The statement of revenues and certain expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst and Young LLP

New York, New York
March 19, 2001


                                       F7

                                 ONE PARK AVENUE
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)
                                     NOTE 1

                          YEAR ENDED DECEMBER 31, 2000


Revenues
     Rental revenue                                              $24,963
     Escalations and reimbursement revenue                         5,610
     Other income                                                    274
                                                                 -------
Total revenues                                                    30,847
                                                                 -------

Certain expenses
     Real estate taxes                                             4,380
     Utilities                                                     2,938
     Payroll and expenses                                            286
     Cleaning and service contracts                                2,631
     Management fees                                                 185
     Repairs and maintenance                                         314
     Professional fees                                               144
     Insurance                                                       169
     Other operating expenses                                         84
                                                                 -------
Total certain expenses                                            11,131
                                                                 -------

Revenues in excess of certain expenses                           $19,716
                                                                 =======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.


                                       F8

                                 ONE PARK AVENUE
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)
                      FOR THE YEAR ENDED DECEMBER 31, 2000

1.  BASIS OF PRESENTATION

Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at One Park Avenue, in the Grand Central sub-market, in the borough of Manhattan in New York City (the "Property"). On January 10, 2001, SL Green Realty Corp. (the "Company") acquired the fee interest in the Property, which is subject to a ground lease position held by third-parties, and certain mortgage interests in the property for approximately $233,800. As part of the transaction, SL Green acquired an option to purchase the ground lease position.

The accompanying statement of revenues and certain expenses has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred by the Company, in the proposed future operations of the Property. Items excluded consist of interest expense, amortization and depreciation.

2.  USE OF ESTIMATES

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.  REVENUE RECOGNITION

The Property is leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the term of the lease. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $1,539 for the year ended December 31, 2000.

4.  CONCENTRATION OF REVENUE

Approximately 69% of the Property's rental revenue for the year ended December 31, 2000 was derived from five tenants.

5.  MANAGEMENT AGREEMENTS

During 2000, Insignia/ESG managed the Property. The management fees were based on a fixed monthly fee collected for the year ended December 31, 2000.

The fee incurred for managing the Property for the year ended December 31, 2000 was approximately $185.


                                       F9

                                 ONE PARK AVENUE
        NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES (CONTINUED)
                             (DOLLARS IN THOUSANDS)

6.  LEASE AGREEMENTS

The Property is being leased to tenants under operating leases with term expiration dates ranging from 2000 to 2015. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 2000 (exclusive of renewal option periods) are as follows:


             2001                         $     27,222
             2002                               26,604
             2003                               21,652
             2004                               21,992
             2005                               19,703
             Thereafter                        107,867
                                             ---------
                                          $    225,040
                                             =========


                                      F10